UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 14, 2025
Wag! Group Co.
(Exact name of registrant as specified in its charter)

Delaware	001-40764	88-3590180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2261 Market Street, Suite 86056 San Francisco, California(1)	94114(1)
(Address of principal executive offices)	(Zip Code)
(707) 324-4219
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PET	The Nasdaq Global Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	PETWW	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

(1)    We are a remote-first company. Accordingly, we do not maintain a headquarters. For purposes of compliance with applicable requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, stockholder communications required to be sent to our principal executive offices may be directed to the email address: IR@wagwalking.com

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On January 14, 2025, Wag! Group Co. (the “Company”) received a written notice from the staff (the “Staff”) of the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) notifying the Company that for 30 consecutive business days from November 13, 2024 to January 13, 2025, the Company’s Market Value of Publicly Held Securities (“MVPHS”) was below the $15,000,000 required for continued listing on the Global Market (the “MVPHS Requirement”) under Nasdaq Listing Rule 5450(b)(2)(C).
The notification has no immediate effect on the listing of the Company’s common stock and does not result in the immediate delisting of the Company’s common stock from the Global Market. In accordance with Nasdaq Listing Rules 5810(c)(3)(D), the Company has a period of 180 calendar days or until July 14, 2025, to regain compliance with the MVPHS Requirement.
The notification letter also disclosed that in the event the Company does not regain compliance with the MVPHS Requirement prior to July 14, 2025, the Company will receive written notification that its securities are subject to delisting.
As previously disclosed on September 27, 2024, the Company received notice from the Staff that the Company did not meet the requirements for continued listing on the Global Market under Nasdaq Listing Rules 5450(a)(1) and 5450(b)(2)(A).
The Company may appeal any delisting determination. However, there can be no assurance that, if the Company receives a delisting determination and appeals the delisting determination, such appeal would be successful. There can be no assurance that the Company will regain or maintain compliance with the applicable continued listing standards set forth in the Nasdaq Listing Rules.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAG! GROUP CO.

By:	/s/ ALEC DAVIDIAN
Alec Davidian
Chief Financial Officer
(Principal Financial and Accounting Officer)
Date: January 17, 2025
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